UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 30, 2021

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC.

(Exact name of registrant as specified in charter)

Maryland	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FREVS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 2.01 Completion of Acquisition or Disposition of Assets.

Purchase and Sale Agreement

First Real Estate Investment Trust of New Jersey, Inc. (“FREIT”) previously reported that on November 22, 2021, certain affiliates (the “Sellers”) of FREIT entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with MCB Acquisition Company, LLC (the “Purchaser”) pursuant to which the Sellers have agreed to sell three properties to the Purchaser. The properties consist of retail and office space and a residential apartment community owned by Grande Rotunda, LLC (the “Rotunda Property”), a shopping center owned by Damascus Centre, LLC (the “Damascus Property”), and a shopping center owned by WestFREIT Corp. (the “Westridge Square Property”). FREIT owns 100% of its subsidiary, WestFREIT Corp. (“WestFREIT”), a 60% interest in Grande Rotunda, LLC (“Grande Rotunda”), the joint venture that owns the Rotunda Property, and a 70% interest in Damascus Centre LLC (“Damascus Centre”), the joint venture that owns the Damascus Property.

The original purchase price for the Rotunda Property, the Damascus Property and the Westridge Square Property (collectively the “Properties”) under the Purchase and Sale Agreement was reduced by $2,723,000 from $267,000,000 to $248,750,269, after giving effect to the escrow deposit described below. This reduction in the sales price was to account for improvements and repairs to the Properties and miscellaneous items identified by the Purchaser in the course of its due diligence inspection. Additionally, the Purchaser is obligated under the Purchase and Sale Agreement to deposit a total of $15,526,731 in escrow ($14,026,401 of which was deposited on December 30, 2021) with respect to certain leases at the Properties where the rent commencement date has not occurred or economic obligations of the Sellers under certain leases remain unpaid. Although there can be no assurance, a portion of the $15,526,731 escrow deposit (the “Purchaser Escrow Payment”) may be paid to the Sellers depending upon the outcome of construction and leasing activities at the Properties.

On December 30, 2021, the sale of the Rotunda Property was consummated by Grande Rotunda and the Purchaser for a purchase price of $191,080,599. Grande Rotunda received net proceeds from the sale of approximately $68.7 million, after payment of related mortgage debt in the amount of $116.5 million and certain transactional expenses and transfer taxes, and not including loans (including interest) from each of the partners in Grande Rotunda (FREIT and Rotunda 100, LLC), totaling approximately $30.9 million which will be repaid with proceeds from the sale. In addition, the Purchaser deposited a total of $14,026,401 of the Purchaser Escrow Payment in escrow with respect to certain leases at the Rotunda Property where the rent commencement date has not occurred or economic obligations of the Sellers under certain leases remain unpaid. The sale of the Rotunda Property resulted in a net gain of approximately $52 million which includes approximately $8.2 million of proceeds anticipated to be released from the $14,026,401 held in escrow.

The sale of the Damascus Property and the Westridge Square Property, with an aggregate purchase price of approximately $57.7 million, has not been completed. Pursuant to the Purchase and Sale Agreement, funds to be deposited in escrow with respect to certain leases at the Damascus Property and the Westridge Square Property where the rent commencement date has not occurred or economic obligations of the Sellers under certain leases remain unpaid amounts to approximately $1.5 million. The sale of the Damascus Property and the Westridge Square Property will result in net proceeds from the sales of approximately $16.3 million, after payment of related mortgage debt in the amount of approximately $39.3 million and certain transactional expenses and transfer taxes, with a resulting anticipated net gain of approximately $18.8 million, including approximately $1.1 million of proceeds anticipated to be released from escrow.

The Purchaser made deposits of $10,000,000 in the aggregate upon expiration of the due diligence period with respect to its obligations under the Purchase and Sale Agreement, which deposits are applicable to the Damascus Property and the Westridge Square Property and are non-refundable except under certain limited circumstances. The Purchase and Sale Agreement provides that the purchase price for the Westridge Square Property and the Damascus Property is subject to customary prorations for rents, real estate taxes and operating expenses. Closing on the sale of the Westridge Square Property and the Damascus Property is subject to closing conditions and other terms and conditions customary for real estate transactions.

The closing date for the sale of the Westridge Square Property and the Damascus Property is the earlier of (a) the date that is five (5) business days after the delivery of required estoppel certificates by Damascus Centre and WestFREIT and (b) January 14, 2022. The Sellers have no right to extend the closing date beyond January 14, 2022.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements are based on FREIT’s historical consolidated financial statements and the historical financial statements of the Rotunda Property, the Damascus Property and the Westridge Square Property as adjusted to give effect to the sale of the Rotunda Property on December 30, 2021 and the anticipated sales of the Damascus Property and the Westridge Square Property. The unaudited pro forma condensed consolidated statements of operations for the nine months ended July 31, 2021 and the year ended October 31, 2020 give effect to the consummated sale of the Rotunda Property and the anticipated sales of the Damascus Property and the Westridge Square Property as if each had occurred on November 1, 2019. The unaudited pro forma condensed consolidated balance sheet as of July 31, 2021 gives effect to the consummated sale of the Rotunda Property and the anticipated sales of the Damascus Property and the Westridge Square Property as if each had occurred on that day.

The transaction accounting adjustments consist of those necessary to account for each of these dispositions. These pro forma condensed consolidated financial statements do not contemplate any required dividend to maintain the status of a real estate investment trust as a result of these sales.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of July 31, 2021

(in Thousands)

				WestFREIT, Corp. &
		Grande Rotunda, LLC		Damascus Centre, LLC
	Registrant	Transaction accounting		Transaction accounting
	historical	adjustments	Notes	adjustments	Notes	Pro forma
ASSETS

Real estate, at cost, net of accumulated depreciation, including construction in progress	$273,004	$(137,407)	(a)	$(36,718)	(h)	$98,879
Cash and cash equivalents	36,359	68,687	(b)	16,312	(i)	121,358
Investment in tenancy-in-common	19,433	—		—		19,433
Funds held in post closing escrow	—	8,205	(e)	1,132	(j)	9,337
Receivables, prepaid expenses and other assets	14,082	(6,304)	(a)	(3,210)	(h)	4,568
Secured loans receivable (related party)	5,268	(5,268)	(c)	—		—
Total Assets	$348,146	$(72,087)		$(22,484)		$253,575

LIABILITIES AND EQUITY

Liabilities:
Mortgages payable, net	$301,162	$(116,814)	(a)	$(39,568)	(h)	$144,780
Due to affiliate	3,229	(3,229)	(d)	—		—
Accounts payable, accrued expenses and other liabilities	12,039	(1,035)	(a)	(618)	(h)	10,386
Total Liabilities	316,430	(121,078)		(40,186)		155,166

Common Equity:
Common stock	71	—		—		71
Additional paid-in-capital	25,417	—		—		25,417
Retained earnings	13,516	28,011	(f)	14,275	(k)	55,802
Accumulated other comprehensive loss	(2,885)	—		391	(h)	(2,494)
Total Common Equity	36,119	28,011		14,666		78,796
Noncontrolling interests in subsidiaries	(4,403)	20,980	(g)	3,036	(l)	19,613
Total Equity	31,716	48,991		17,702		98,409
Total Liabilities and Equity	$348,146	$(72,087)		$(22,484)		$253,575

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a) This adjustment reflects the elimination of assets and liabilities attributable to the sale of the Rotunda Property.

(b) This adjustment reflects consideration received from the sale of the Rotunda Property, the repayment of loans (including interest) and secured loans receivable to FREIT.

(c) This adjustment reflects the receipt of loan repayments from certain members of Rotunda 100, LLC from their respective proceeds of the sale of the Rotunda Property.

(d) This adjustment reflects the repayment of a loan (including interest) due to Rotunda 100, LLC (40% partnership interest in Grande Rotunda, LLC) from the proceeds received from the sale of the Rotunda Property.

(e) This adjustment reflects proceeds anticipated to be released from funds held in a post closing escrow totalling approximately $14 million for rents and unpaid economic obligations of the Sellers under certain leases related to tenants whose rent commencement dates have not begun.

(f) This adjustment reflects FREIT's share of the $52 million gain on the sale of the Rotunda Property, inclusive of approximately $8.2 million of proceeds anticipated to be released from funds held in a  post closing escrow for rents and unpaid economic obligations of the Sellers under certain leases related to tenants whose rent commencement dates have not begun.

(g) This adjustment reflects the minority interest share of the gain on sale of the Rotunda Property.

(h) This adjustment reflects the elimination of assets and liabilities attributable to the Damascus Property and the Westridge Square property.

(i) This adjustment reflects the anticipated cash consideration received from the sale of the Damascus Property and the Westridge Square property.

(j) This adjustment reflects proceeds anticipated to be released from funds held in a post closing escrow of approximately $1.5 million for rents and unpaid economic obligations of the Sellers under certain leases related to tenants whose rent commencement dates have not begun.

(k) This adjustment reflects FREIT's share of the $18.8 million gain on the sale of the Damascus Property and the Westridge Square Property, inclusive of approximately $1.1 million of proceeds anticipated to be released from funds held in a  post closing escrow for rents and unpaid economic obligations of the Sellers under certain leases related to tenants whose rent commencement dates have not begun.

(l) This adjustment reflects the minority interest share of the gain on sale of the Damascus Property.

 FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

 For the nine months ended July 31, 2021

(In Thousands,  Except Per Share Amounts)

		Grande Rotunda, LLC		WestFREIT, Corp. &
		Transaction		Damascus Centre, LLC
	Registrant	accounting		Transaction accounting
	historical	adjustments	Notes	adjustments	Notes	Pro forma

Revenue	$38,100	$(12,842)	(a)	$(5,396)	(f)	$19,862

Expenses:
Operating expenses	13,078	(3,411)	(b)	(979)	(g)	8,688
Real estate taxes	6,018	(1,011)	(b)	(677)	(g)	4,330
Other property expenses	8,573	(3,935)	(b)	(1,509)	(g)	3,129
Total expenses	27,669	(8,357)		(3,165)		16,147

Operating income	10,431	(4,485)		(2,231)		3,715

Other expenses	(157)	(74)	(c)	—		(231)
Interest expense including amortization of deferred financing costs	(9,242)	3,148	(d)	1,077	(h)	(5,017)
Net income (loss)	1,032	(1,411)		(1,154)		(1,533)

Net (income) loss attributable to noncontrolling
interests in subsidiaries	(256)	273	(e)	80	(i)	97

Net income (loss) attributable to common equity	$776	$(1,138)		$(1,074)		$(1,436)

Earnings (loss) per share - basic and diluted	$0.11					$(0.20)

Weighted average shares outstanding:
Basic	7,016					7,016
Diluted	7,018					7,016

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

(a) This adjustment reflects the elimination of revenues of the Rotunda Property.

(b) This adjustment reflects the elimination of expenses of the Rotunda Property.

(c) This adjustment reflects the elimination of interest income earned on secured loans receivable to FREIT from certain members of Rotunda 100, LLC.

(d) This adjustment reflects the elimination of interest expense of the Rotunda Property.

(e) This adjustment reflects the adjustment to the minority interest share of the Rotunda Property.

(f) This adjustment reflects the elimination of revenues of the Damascus Property and the Westridge Square property.

(g) This adjustment reflects the elimination of expenses of the Damascus Property and the Westridge Square property.

(h) This adjustment reflects the elimination of interest expense of the Damascus Property and the Westridge Square property.

(i) This adjustment reflects the adjustment to the minority interest share of the Damascus Property.

 FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC. AND SUBSIDIARIES

 Unaudited Pro Forma Condensed Consolidated Statement of Income

For the year ended October 31, 2020

 (In Thousands,  Except Per Share Amounts)

				WestFREIT, Corp. &
		Grande Rotunda, LLC		Damascus Centre, LLC
	Registrant	Transaction Accounting		Transaction Accounting
	historical	Adjustments	Notes	Adjustments	Notes	Pro Forma

Revenue	$52,727	$(16,503)	(a)	$(7,386)	(g)	$28,838

Expenses:
Operating expenses	15,805	(4,773)	(b)	(1,118)	(h)	9,914
Real estate taxes	8,687	(1,550)	(b)	(864)	(h)	6,273
Other property expenses	24,475	(12,929)	(b)	(1,998)	(h)	9,548
Total expenses	48,967	(19,252)		(3,980)		25,735

Operating income	3,760	2,749		(3,406)		3,103

Other expenses	2	(131)	(c)	—		(129)
Gain on sale of property	—	51,957	(d)	18,778	(i)	70,735
Gain on deconsolidation of subsidiary	27,680	—		—		27,680
Interest expense including amortization of deferred financing costs	(14,122)	5,345	(e)	1,573	(j)	(7,204)
Net income	17,320	59,920		16,945		94,185

Net loss (income) attributable to noncontrolling
interests in subsidiaries	3,233	(24,668)	(f)	(2,812)	(k)	(24,247)

Net income attributable to common equity	$20,553	$35,252		$14,133		$69,938

Earnings per share - basic and diluted	$2.94					$10.00

Weighted average shares outstanding:
Basic	6,992					6,992
Diluted	6,994					6,994

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income

(a) This adjustment reflects the elimination of revenues of the Rotunda Property.

(b) This adjustment reflects the elimination of expenses of the Rotunda Property.

(c) This adjustment reflects the elimination of interest income earned on secured loans receivable to FREIT from certain members of Rotunda 100, LLC.

(d) This adjustment reflects the gain on sale of the Rotunda Property on December 30, 2021.   Included in this gain is approximately $8.2 million of proceeds anticipated to be released from funds held in a  post closing escrow for rents and unpaid economic obligations of the Sellers under certain leases related to tenants whose rent commencement dates have not begun.

(e) This adjustment reflects the elimination of interest expense of the Rotunda Property.

(f) This adjustment reflects the minority interest share of the sale of the Rotunda Property.

(g) This adjustment reflects the elimination of revenues of the Damascus Property and the Westridge Square property.

(h) This adjustment reflects the elimination of expenses of the Damascus Property and the Westridge Square property.

(i) This adjustment reflects the anticipated gain on sale of the Damascus Property and the Westridge Square property.   Included in this gain is approximately $1.1 million of proceeds anticipated to be released from funds held in a  post closing escrow for rents and unpaid economic obligations of the Sellers under certain leases related to tenants whose rent commencement dates have not begun.

(j) This adjustment reflects the elimination of interest expense of the Damascus Property and the Westridge Square property.

(k) This adjustment reflects the minority interest share of the anticipated sale of the Damascus Property and the Westridge Square property.

Forward-Looking and Cautionary Statements

This current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise and we may not be able to realize them. The following risks and uncertainties, among others, could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: industry and economic conditions; FREIT’s ability to satisfy the conditions to closing and complete the proposed transaction; FREIT’s dependence upon its external manager to conduct its business and achieve its investment objectives; unknown liabilities acquired in connection with acquired properties or interests in real estate-related entities; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of FREIT’s properties, potential illiquidity of FREIT’s remaining real estate investments, condemnations, and potential damage from natural disasters); the financial performance of FREIT’s tenants; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect the Trust and its major tenants; volatility and uncertainty in the financial markets, including potential fluctuations in the consumer price index; risks associated with FREIT’s failure to maintain status as a REIT under the Internal Revenue Code of 1986, as amended; and other additional risks discussed in FREIT’s annual report on Form 10-K for the fiscal year ended October 31, 2020. FREIT expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC.
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: January 6, 2022